Exhibit 10.18

UroGen Pharma Ltd.

amended Restricted Stock Unit Grant Notice (2017 Equity Incentive Plan)

UroGen Pharma Ltd. (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award for the number of the Company’s Ordinary Shares (“Restricted Stock Units” or “RSUs”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this amended notice of grant (this “Restricted Stock Unit Grant Notice”), and in the Plan and the Restricted Stock Unit Award Agreement (the “Award Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein shall have the meanings set forth in the Plan or the Award Agreement. In the event of any conflict between the terms in this amended Restricted Stock Unit Grant Notice or the Award Agreement and the Plan, the terms of the Plan shall control.

Participant:	Liz Barrett
SSN:
Date of Grant:	January 31, 2021
Vesting Commencement Date:	January 31, 2021
Number of Restricted Stock Units:	40,000

Vesting Schedule:         The Award shall vest over a period of three years as follows: (i) 2/3rds of the RSUs have vested pursuant to Participant’s original Restricted Stock Unit Notice, Award and Award Agreement, and (ii) 1/3rd of the RSUs will vest on July 30, 2024, subject to Participant’s Continuous Service through each such vesting date.

Issuance Schedule:         Subject to any Capitalization Adjustment, one Ordinary Share (or its cash equivalent, at the discretion of the Company) will be issued for each Restricted Stock Unit that vests at the time set forth in Section 6 of the Award Agreement.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of the Ordinary Shares pursuant to the Award specified above and supersede all prior oral and written agreements on the terms of this Award, with the exception, if applicable, of (i) restricted stock unit awards or options previously granted and delivered to Participant, (ii) the written employment agreement, offer letter or other written agreement entered into between the Company and Participant specifying the terms that should govern this specific Award, and (iii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law.

By accepting this Award, Participant acknowledges having received and read the Restricted Stock Unit Grant Notice, the Award Agreement and the Plan and agrees to all of the terms and conditions set forth in these documents. Participant consents to receive Plan documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

UroGen Pharma Ltd.                                                          Participant (Liz barrett)

 By:   /s/ Don Kim                                                                                         /s/ Liz Barrett

       Signature                                                                          Signature

Title: Chief Financial Officer                                                    Title: CEO

Date:                                                                                           Date:

12/20/2023                                                                                 12/20/2023

Attachments:         Award Agreement and 2017 Equity Incentive Plan

UroGen Pharma Ltd.

AMENDED RESTRICTED STOCK UNIT GRANT NOTICE (2017 EQUITY INCENTIVE PLAN)

UroGen Pharma Ltd. (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award for the number of the Company’s Ordinary Shares (“Restricted Stock Units” or “RSUs”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this amended notice of grant (this “Restricted Stock Unit Grant Notice”), and in the Plan and the Restricted Stock Unit Award Agreement (the “Award Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein shall have the meanings set forth in the Plan or the Award Agreement. In the event of any conflict between the terms in this Restricted Stock Unit Grant Notice or the Award Agreement and the Plan, the terms of the Plan shall control.

Participant:	Elizabeth Barrett
SSN:
Date of Grant:	January 31, 2023
Vesting Commencement Date:	January 31, 2023
Number of Restricted Stock Units:	75,000

Vesting Schedule:         The Award shall vest over a period of three years as follows: (i) 1/3rd of the RSUs will vest on July 30, 2024, and (ii) 1/3rd of the RSUs will vest annually thereafter over the remaining two (2) years subject to Grantee’s Continuous Service (as defined in the 2017 Plan) as of each such date.

Issuance Schedule:         Subject to any Capitalization Adjustment, one Ordinary Share (or its cash equivalent, at the discretion of the Company) will be issued for each Restricted Stock Unit that vests at the time set forth in Section 6 of the Award Agreement.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of the Ordinary Shares pursuant to the Award specified above and supersede all prior oral and written agreements on the terms of this Award, with the exception, if applicable, of (i) restricted stock unit awards or options previously granted and delivered to Participant, (ii) the written employment agreement, offer letter or other written agreement entered into between the Company and Participant specifying the terms that should govern this specific Award, and (iii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law.

By accepting this Award, Participant acknowledges having received and read the Restricted Stock Unit Grant Notice, the Award Agreement and the Plan and agrees to all of the terms and conditions set forth in these documents. Participant consents to receive Plan documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

UroGen Pharma Ltd.                                                        Participant (liz barrett)

By:     /s/ Don Kim                                                                                     /s/ Liz Barrett

      Signature                                                                         Signature

Title: Chief Financial Officer                                                 Title: CEO

Date:  12/20/2023                                                                   Date:  12/20/2023

Attachments:         Award Agreement and 2017 Equity Incentive Plan